Exhibit 21.1

SUBSIDIARIES OF PEAKSTONE REALTY TRUST

Subsidiary	Jurisdiction of Incorporation or Organization
PKST OP, L.P.	Delaware
Griffin Capital Real Estate Company, LLC	Delaware
Griffin Capital Essential Asset Advisor, LLC	Delaware
Griffin Capital Essential Asset Advisor II, LLC	Delaware
Griffin Capital Property Management, LLC	Delaware
Griffin Capital Essential Asset Property Management, LLC	Delaware
Griffin Capital Essential Asset Property Management II, LLC	Delaware
IndustrialCo Trust	Maryland
Industrial SpinCo Trust	Maryland
GRT VAO OP, LLC	Delaware
NVO Promote LLC	Delaware
GRT (Cardinal REIT Merger Sub), LLC	Maryland
GRT OP (Cardinal New GP Sub), LLC	Delaware
GRT OP (Cardinal LP Merger Sub), LLC	Delaware
Cole Corporate Income Operating Partnership II, LP	Delaware
Griffin Capital Essential Asset TRS, Inc.	Delaware
The GC Net Lease (Fort Mill) Investors, LLC	Delaware
The GC Net Lease (Fort Mill II) Investors, LLC	Delaware
WR Griffin Patterson, LLC (SEC-C)	Delaware
Griffin Capital (Highway 94) Investors, DST	Delaware
Griffin Capital (Highway 94) Manager, LLC	Delaware
Griffin Capital (Nashville) Investors, LLC	Delaware
Griffin Capital JVMB (Fort Worth), LLC	Delaware
Griffin Capital JVIII (Ashburn) Investors, LLC	Delaware
Emporia Partners, LLC	Delaware
GRECO Realty, LLC	Delaware
The GC Net Lease (Lynnwood III) Investors, LLC	Delaware
The GC Net Lease (Lynnwood IV) Investors, LLC	Delaware
The GC Net Lease (Nashville) Investors, LLC	Delaware
The GC Net Lease (Heritage III) Investors, LLC	Delaware
The GC Net Lease (Heritage IV) Investors, LLC	Delaware
The GC Net Lease (Houston Westgate III) Investors, LLC	Delaware
The GC Net Lease (Jacksonville) Investors, LLC	Delaware
The GC Net Lease (Jefferson City) Investors, LLC	Delaware
The GC Net Lease (Phoenix Beardsley) Investors, LLC	Delaware
The GC Net Lease (Phoenix Deer Valley) Investors, LLC	Delaware

The GC Net Lease (Redmond) Investors, LLC	Delaware
The GC Net Lease (Warren) Member, LLC	Delaware
Griffin (Mechanicsburg) Essential Asset REIT II, LLC	Delaware
Griffin Capital JVII Patterson, LLC	Delaware
Plainfield Partners, LLC	Delaware
The GC Net Lease (Allen Park) Investors, LLC	Delaware
The GC Net Lease (Arlington Centreway) Investors, LLC	Delaware
The GC Net Lease (Arlington Heights) Investors, LLC	Delaware
The GC Net Lease (Atlanta Perimeter) Investors, LLC	Delaware
The GC Net Lease (Atlanta Wildwood I) Investors, LLC	Delaware
The GC Net Lease (Atlanta Wildwood II) Investors, LLC	Delaware
The GC Net Lease (Atlanta Windy Ridge) Investors, LLC	Delaware
The GC Net Lease (Beaver Creek) Investors, LLC	Delaware
The GC Net Lease (Beaver Creek) Member, LLC	Delaware
The GC Net Lease (Charlotte Research) Investors, L.P.	Delaware
The GC Net Lease (Charlotte Research) GP, LLC	Delaware
The GC Net Lease (Charlotte) Investors, LLC	Delaware
The GC Net Lease (Charlotte-North Falls) Investors, L.P.	Delaware
The GC Net Lease (Charlotte-North Falls) GP, LLC	Delaware
The GC Net Lease (Charlotte) Member, LLC	Delaware
The GC Net Lease (Columbia) Investors, LLC	Delaware
The GC Net Lease (Columbus) Investors, LLC	Delaware
The GC Net Lease (Cranberry) Investors, LLC	Delaware
The GC Net Lease (Deerfield) Investors, LLC	Delaware
The GC Net Lease (Denver) Investors, LLC	Delaware
The GC Net Lease (Dublin) Investors, LLC	Delaware
The GC Net Lease (Earth City) Investors, LLC	Delaware
The GC Net Lease (El Segundo Grand) Investors, LLC	Delaware
The GC Net Lease (Emeryville) Lender, LLC	Delaware
The GC Net Lease (Frisco) Investors, LLC	Delaware
The GC Net Lease (Frisco Parkwood) Investors, LLC	Delaware
The GC Net Lease (Greenwood Village) Investors, LLC	Delaware
The GC Net Lease (GV Quebec Court) Investors, LLC	Delaware
The GC Net Lease (Herndon) Investors, LLC	Delaware
The GC Net Lease (Houston Enclave) Investors, LLC	Delaware
The GC Net Lease (Houston Enclave) Member, LLC	Delaware
The GC Net Lease (Houston Westway I) Investors, LLC	Delaware
The GC Net Lease (Houston Westway II) Investors, LLC	Delaware
The GC Net Lease (Irvine Armstrong) Investors, LLC	Delaware
The GC Net Lease (Irving Carpenter) Investors, LLC	Delaware
The GC Net Lease (Irving) Investors, LLC	Delaware
The GC Net Lease (Joliet) Investors, LLC	Delaware
The GC Net Lease (Lakeland) Investors, LLC	Delaware

The GC Net Lease (Largo) Investors, LLC	Delaware
The GC Net Lease (Libertyville) Investors, LLC	Delaware
The GC Net Lease (Lisle) Investors, LLC	Delaware
The GC Net Lease (Lone Tree) Investors, LLC	Delaware
The GC Net Lease (Lynnwood I) Investors, LLC	Delaware
The GC Net Lease (Lynnwood II) Investors, LLC	Delaware
The GC Net Lease (Maryland Heights Lackland) Investors, LLC	Delaware
The GC Net Lease (Maryland Heights) Investors, LLC	Delaware
The GC Net Lease (Mason Duke) Investors, LLC	Delaware
The GC Net Lease (Mason I) Investors, LLC	Delaware
The GC Net Lease (Mason Simpson) Investors, LLC	Delaware
The GC Net Lease (Milwaukee) Investors, LLC	Delaware
The GC Net Lease (Miramar) Investors, LLC	Delaware
The GC Net Lease (Oak Brook) Investors, LLC	Delaware
The GC Net Lease (Olathe) Investors, LLC	Delaware
The GC Net Lease (Parsippany) Investors, LLC	Delaware
The GC Net Lease (Phoenix Chandler) Investors, LLC	Delaware
The GC Net Lease (Phoenix Chandler) Member, LLC	Delaware
The GC Net Lease (Rancho Cordova) Investors, LLC	Delaware
The GC Net Lease (Arlington Heights) Member, LLC	Delaware
The GC Net Lease (Renton) Investors, LLC	Delaware
The GC Net Lease (San Carlos) Investors, LLC	Delaware
The GC Net Lease (Scottsdale) Investors, LLC	Delaware
The GC Net Lease (Scottsdale II) Investors, LLC	Delaware
The GC Net Lease (Savannah) Investors, LLC	Delaware
The GC Net Lease (Warren) Investors, LLC	Delaware
The GC Net Lease (Wayne) Investors, LLC	Delaware
The GC Net Lease (West Chester) Investors, LLC	Delaware
The GC Net Lease (Westerville) Investors, LLC	Delaware
The GC Net Lease (Westminster) Investors, LLC	Delaware
The GC Net Lease (Whippany) Investors, LLC	Delaware
The GC Net Lease Bridge Borrower, LLC	Delaware
The GC Net Lease (Phoenix Northgate) Investors, LLC	Delaware
Renfro Properties, LLC	Delaware
Griffin (Lone Tree) Essential Asset REIT II, LLC	Delaware
Griffin (Carmel) Essential Asset REIT II, LLC	Delaware
Griffin (Tucson) Essential Asset REIT II, LLC	Delaware
Griffin (Andover) Essential Asset REIT II, LLC	Delaware
Griffin (Auburn Hills) Essential Asset REIT II, LLC	Delaware
Griffin (Birmingham) Essential Asset REIT II, LLC	Delaware
Griffin (Columbus) Essential Asset REIT II, LLC	Delaware
Griffin (Columbus) Member Essential Asset REIT II, LLC	Delaware
Griffin (Concord) Essential Asset REIT II, LLC	Delaware
Griffin (Concord) Member Essential Asset REIT II, LLC	Delaware
Griffin (DeKalb) Essential Asset REIT II, LLC	Delaware
Griffin (Durham) Essential Asset REIT II GP, LLC	Delaware

Griffin (Etna) Essential Asset REIT II, LLC	Delaware
Griffin (Groveport) Essential Asset REIT II, LLC	Delaware
Griffin (Hampton 300) Essential Asset REIT II, LLC	Delaware
Griffin (Hampton 500) Essential Asset REIT II, LLC	Delaware
Griffin (Hillsboro) Essential Asset REIT II, LLC	Delaware
Griffin (Houston Westgate II) Essential Asset REIT II, LLC	Delaware
Griffin (Houston Westgate II) Member Essential Asset REIT II, LLC	Delaware
Griffin (Las Vegas Buffalo) Essential Asset REIT II, LLC	Delaware
Griffin (Las Vegas Grier) Essential Asset REIT II, LLC	Delaware
Griffin (Las Vegas Grier) Member Essential Asset REIT II, LLC	Delaware
Griffin (Lincolnshire) Essential Asset REIT II, LLC	Delaware
Griffin (Mechanicsburg) Member Essential Asset REIT II, LLC	Delaware
Griffin (North Charleston) Essential Asset REIT II, LLC	Delaware
Griffin (Parsippany 10) Essential Asset REIT II, LLC	Delaware
Griffin (Parsippany 14) Essential Asset REIT II, LLC	Delaware
Griffin (Phoenix Beardsley IPC) Essential Asset REIT II, LLC	Delaware
Griffin (Phoenix Beardsley IPC) Member Essential Asset REIT II, LLC	Delaware
Griffin (Phoenix Beardsley TRCW) Essential Asset REIT II, LLC	Delaware
Griffin (Phoenix Beardsley TRCW) Member Essential Asset REIT II, LLC	Delaware
Griffin (San Jose) Essential Asset REIT II, LLC	Delaware
Griffin (Simi Valley American) Essential Asset REIT II, LLC	Delaware
Griffin (Simi Valley Tapo) Essential Asset REIT II, LLC	Delaware
Griffin (West Jefferson) Essential Asset REIT II, LLC	Delaware
Will Partners REIT Member, LLC	Delaware
Griffin (Livonia) Essential Asset REIT II, LLC	Delaware
SOR Operating Partnership, LLC	Delaware
The GC Net Lease (Triad I) Investors, L.P.	Delaware
The GC Net Lease (Triad I) GP, LLC	Delaware
ARCP CR Lebanon IN, LLC	Delaware
ARCP FE Fort Dodge IA, LLC	Delaware
ARCP FE Johnstown CO, LLC	Delaware
ARCP FE Las Vegas NV, LLC	Delaware
ARCP FE St. Joseph MO, LLC	Delaware
ARCP GP OFC San Jose (Orchard) CA, LLC	Delaware
ARCP ID Bellevue OH, LLC	Delaware
ARCP ID Columbus OH, LLC	Delaware
ARCP ID Feura Bush NY, LLC	Delaware

ARCP ID Franklin IN, LLC	Delaware
ARCP ID Joplin MO, LLC	Delaware
ARCP ID Londonderry NH, LLC	Delaware
ARCP ID Petersburg VA, LLC	Delaware
ARCP ID Rock Hill (Marine) SC, LLC	Delaware
ARCP ID Union OH, LLC	Delaware
ARCP OFC Birmingham AL, LLC	Delaware
ARCP OFC Burlington MA, LLC	Delaware
The GC Net Lease (Greensboro) Investors, L.P.	Delaware
The GC Net Lease (Greensboro) GP, LLC	Delaware
ARCP OFC Huntsville AL, LLC	Delaware
ARCP OFC Johnston IA (Phase II), LLC	Delaware
ARCP OFC Phoenix (Central) AZ, LLC	Delaware
ARCP OFC San Antonio TX, LLC	Delaware
ARCP OFC San Jose (Orchard) CA, LP	Delaware
The GC Net Lease (Wake Forest) Investors, L.P.	Delaware
The GC Net Lease (Wake Forest) GP, LLC	Delaware
CCIT II Securities Investments, LLC	Delaware
CIM GP OFC San Diego CA, LLC	Delaware
CIM OFC Andover (Tech) MA, LLC	Delaware
CIM OFC ANDOVER MA, LLC	Delaware
The GC Net Lease (Charlotte David Taylor) Investors, L.P.	Delaware
The GC Net Lease (Charlotte David Taylor) GP, LLC	Delaware
CIM OFC Hunt Valley MD, LLC	Delaware
CIM OFC Memphis TN, LLC	Delaware
CIM OFC Platteville CO, LLC	Delaware
CIM OFC SAN DIEGO CA, LP	Delaware
CIM OFC Sparks MD, LLC	Delaware
Cole GP OFC San Jose (Ridder Park) CA, LLC	Delaware
Cole GP OFC Walnut Creek CA, LLC	Delaware
Cole ID Sioux Falls SD, LLC	Delaware
Cole OFC Lake Jackson TX, LLC	Delaware
Cole OFC San Jose (Ridder Park) CA, LP	Delaware
Cole OFC Walnut Creek CA, LP	Delaware
VEREIT ID Goshen IN, LLC	Delaware
VEREIT ID Greer SC, LLC	Delaware
VEREIT ID Ruskin FL, LLC	Delaware
VEREIT ID St. Louis MO, LLC	Delaware
VEREIT OFC Houston TX, LLC	Delaware
VEREIT OFC Lincoln Hill PA, LLC	Delaware
VEREIT OFC Phoenix AZ, LLC	Delaware
VEREIT OFC TYLER TX, LLC	Delaware
ARCP OFC Burlington MA (Phase 2), LLC	Delaware
GRT (Parsippany) Member, LLC	Delaware
GAI Herndon Property Owner, LLC	Delaware
GAI JV Manager, LLC	Delaware
GAI JV Member, LLC	Delaware

GAI JV, LLC	Delaware
GAI Property Manager, LLC	Delaware
Griffin Realty Management Company, LLC	Delaware
Franklin Center Borrower, LLC	Delaware
Franklin Center Member, LLC	Delaware
The Point at Clark Street REIT, LLC	Delaware
Griffin Capital JVI Partners, LLC	Delaware
The GC Net Lease (Loveland) Investors, LLC	Delaware
The GC Net Lease (Carlsbad) Investors, LLC	Delaware
The GC Net Lease (Glendale) Investors, LLC	Delaware
The GC Net Lease (Nashville Century) Investors, LLC	Delaware
The GC Net Lease (Sylmar) Investors, LLC	Delaware
The GC Net Lease (Bloomingdale) Investors, LLC	Delaware
The GC Net Lease (East Hanover) Investors, LLC	Delaware
The GC Net Lease (Indianapolis) Investors, LLC	Delaware
Griffin (Durham) Essential Asset REIT II, L.P.	Delaware
SOR REIT TRS, LLC	Delaware
Will Partners REIT, LLC	Delaware